UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2007
Date of Report
(Date of earliest event reported)

Eden Bioscience Corporation
(Exact Name of Registrant as Specified in Charter)

Washington	0-31499	91-1649604
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11816 North Creek Parkway N., Bothell WA		98011-8201
Address of principal executive offices)		(Zip Code)

(425) 806-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

(a)	On March 2, 2007, KPMG LLP (“KPMG”), the independent registered public accounting firm for Eden Bioscience Corporation (the “Company”), notified the Company that the client-auditor relationship between the Company and KPMG will cease upon the completion of the audit of the Company’s financial statements as of and for the year ended December 31, 2006, and the issuance of KPMG’s report thereon.

(b)	The audit reports of KPMG on the Company’s consolidated financial statements as of December 31, 2004 and 2005, and for each of the years in the three year period ended December 31, 2005, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except as follows:

KPMG’s report on the consolidated financial statements of the Company and its subsidiaries as of December 31, 2004 and 2005, and for the each of the three years ended December 31, 2005 contained a separate paragraph stating that “As discussed in Note 12 to the consolidated financial statements, the Company changed its method of accounting for asset retirement obligations effective January 1, 2003.”

(c)	During the fiscal years ended December 31, 2004 and 2005 and through the date of this Form 8-K, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

(d)	During the fiscal years ended December 31, 2004 and 2005 and through the date of this Form 8-K, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(e)	The Company has provided a copy of this Form 8-K to KPMG and requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by Company in this Form 8-K, and, if not, identifying the statements with which it does not agree. KPMG’s letter is filed as Exhibit 16.1 to this Form 8-K.

(f)	The Audit Committee intends to begin a search for KPMG’s replacement with the expectation of retaining a new independent registered public accounting firm prior to filing the Company’s Form 10-Q for the first quarter ended March 31, 2007. The Company will report the engagement of a successor independent registered public accounting firm in a subsequent Current Report on Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. 16.1 Letter from KPMG, dated March 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eden Bioscience Corporation

Dated: March 6, 2007	By: /s/Bradley S. Powell Name: Bradley S. Powell Title: President and Chief Financial Officer